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                                                                    Exhibit 10.5


MEMORANDUM OF AGREEMENT ENTERED INTO AT THE CITY OF MONTREAL, PROVINCE OF QUEBEC, THIS _____ DAY OF ______________, 1998.

BY AND BETWEEN:                    ____________________________________________,
                                   executive of the City of ___________________,
                                   Province of ________________, therein
                                   domiciled and residing at
                                   __________________________________.

                                   (hereinafter referred to as the "VENDOR")

                                   PARTY OF THE FIRST PART

AND: DECTRON INTERNATIONAL INC., a corporation, duly incorporated according to Law, having its head office and principal place of business at 4300 Poirier Blvd., in the City of Montreal, Province of Quebec, thereinacting and represented by Ness Lakdawala duly authorized hereto as he so declares.

                                   (hereinafter referred to as the "PURCHASER")

                                   PARTY OF THE SECOND PART

THIS AGREEMENT WITNESSTH AS FOLLOWS:

SECTION 1:  DEFINITIONS

            In this AGREEMENT, the following capitalized words and terms shall have the following means:

1.1 "ACT" means collectively, the Income Tax Act of Canada ("I.T.A.") and the Quebec Tax Act ("Q.T.A."), unless otherwise indicated;

1.2 "AGREEMENT" means the present agreement inclusive of all schedules and exhibits attached hereto as well as other supporting documentation and the phrase "by these presents", "in virtue of the presents", "to these presents" and such other similar phrases when used in this agreement shall be deemed (unless otherwise indicated) as a reference to the entire agreement rather than a particular provision hereof;

1.3 "COMPANY" shall means DECTRON INC., that being the corporate entity which prior to these presents issued to the VENDOR, the SHARES which are by these presents being transferred to the PURCHASE by the VENDOR;


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1.4  "PURCHASER" shall mean DECTRON INTERNATIONAL INC., and PURCHASER warrants being a duly incorporated company having the authority and power to these presents of unlimited number of Common and Preferred shares;

1.5 "PURCHASE PRICE" shall mean the consideration to be given by the PURCHASER in exchange for the SHARES to be transferred to the PURCHASER, which the parties declare by these presents as reflecting the real fair market value thereof as reasonably and justly determined by the parties upon consultation with the auditors of the COMPANY. Any consideration to be given in payment of the PURCHASE PRICE shall be contemplated in Canadian Funds only.

1.6  "SHARES" shall mean ________________________________________, and warrants being a CANADIAN citizen and having the full power, authority and capacity to transfer the SHARES and generally to enter into this AGREEMENT.

1.7  "VENDOR" shall mean _______________________________________, and warrants being a CANADIAN citizen and having the full power, authority and capacity to transfer the SHARES and generally to enter into this AGREEMENT.


SECTION 2:  SALES

            The VENDOR hereby sells to the PURCHASER hereto present and accepting, the SHARES for the price and consideration and upon the terms and conditions hereinafter set forth.


SECTION 3:  PURCHASE PRICE

            The PURCHASE PRICE for the SHARES is _______________________ dollars ($________________) which sum shall be payable by the issuance and allotment to the VENDOR of ________________________ (_________) Class "_________" shares and the sum of __________________________________ dollars ($_______) shall be credited to the stated capital account of the PURCHASER. The said Class "___" shares may be redeemed or purchased for the sum of _______________________________ dollars ($_________) per share.

SECTION 4:  REPRESENTATIONS AND WARRANTIES

            All representations and warranties as contained in these presents shall survive the execution of this AGREEMENT and shall continue to remain in full force and effect.


SECTION 5:  EXECUTION OF FURTHER DOCUMENTS

            The VENDOR will, from time to time, at the purchaser's request and without further consideration, execute such further instruments of conveyance and take such other actions as the


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PURCHASER may reasonably require to convey and transfer more effectively to the
PURCHASER the Shares. The VENDOR will furthermore sign all documents and do all things necessary to give effect to these presents.

SECTION 6:  ELECTIONS

            The parties hereto undertake and agree to avail themselves of the rights granted them to make all appropriate elections within the prescribed time periods and in prescribed from under the provisions of the ACT and without limiting the generality of the foregoing, the parties hereto shall jointly elect under Section 85 I.T.A. and Section 518 Q.T.A. that for the ends of these presents the parties have elected the sum of ___________________________________ dollars ($____________) representing the agreed transfer price, for the VENDOR of the SHARES herein sold.

SECTION 7:  ADJUSTMENT

     7.1 The parties by these presents do hereby reaffirm that the PURCHASE PRICE was intended to represent and is the fair market value of the SHARES.

     7.2 In consequence thereof, the parties hereto agree that should the Federal and/or Provincial taxation authorities for tax purposes either of the parties to the AGREEMENT on the basis that the SHARES were of a value different than the PURCHASE PRICE or should the taxation authorities establish the value of the SHARES in any other manner, the parties may concur with the taxation authorities determination of the value of the SHARES in which case the PURCHASE PRICE shall be automatically adjusted retroactive to the date of these presents NUNC PRO TUNC to conform with the assessment as made by the taxation authorities. IF the parties do not agree with the value of the SHARES as established by the taxation authorities, the PURCHASE PRICE shall be adjusted to equal the amount as determined by the final judgement of the competent Court.

            Upon adjustment in accordance with the provisions of the present
Section:

     (a) if the adjusted value of the SHARES is greater than the PURCHASE PRICE (the difference thereof being hereinafter referred to as the "INCREASE"), the total consideration for which the Class "______" shares were issued as well as its redemption price shall be deemed to have been retroactively increased NUNC PRO TUNC by an amount equal to the INCREASE;

     (b) if the adjusted value of the SHARES is less than the PURCHASE PRICE (the difference thereof being hereinafter referred to as the "DECREASE") then in such case:

            [i] if the consideration for which the Class "_________" shares were issued is greater than the DECREASE< the total consideration for which the said deemed to have been reduced retroactively NUNC PRO TUNC by the amount equal to the DECREASE, or


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            [ii]    if the consideration which the Class "_______" shares were issued is less than the DECREASE or if there no longer remains Class "_______" shares then in such case:

                    (1) the total consideration for which the remaining Class "____" shares had been issued as well as the redemption value thereof shall be deemed to have been reduced retroactively NUNC PRO TUNC by an amount equal to the total consideration for which these shares have been issued, and

                    (2) the VENDOR shall issue to the PURCHASER a promissory note for an amount equal to the DECREASE less the amount of the reduction as calculated in Sub-Section 7(b)[ii](1) hereinabove, the said promissory note shall be payable on demand and shall bear interest at the rate as foreseen in the ACT and/or of the regulation thereof.

     (c) the paid-up capital as maintained for the said Class "______" shares shall not be adjusted.


SECTION 8:  GENERAL PROVISIONS

     8.1 This AGREEMENT shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, legatees, executors, legal representatives, successors and assigns.

     8.2 This AGREEMENT shall be governed by and construed in accordance with the Laws of the Province of the Quebec and the applicable Laws of Canada.

     8.3 Any notice or other communication to be given pursuant to these presents shall be in writing and may be hand delivered, by letter of facsimile or sent by registered mail, postage prepaid and notice will be deemed to have been given on the date of the hand-delivery, on the date indicated on the transmission slip if sent by facsimile or on the earlier of the date of actual delivery by the postal authorities or three (3) business days after the date of mailing.

            For the purpose hereof, the address of the VENDOR and PURCHASER are the addresses as set forth in these presents or such other address as either party may from time to time notify the other party of.

     8.4 Unless otherwise expressed in these presents, any word herein containing the singular number will include the plural, any word import any gender will include the masculine, feminine and neuter genders ; any word importing a person will include a corporation, a partnership and other entity; and vice-versa.

     8.5 Every provision of this AGREEMENT is and will be independent of the other and the event that any part of this AGREEMENT is declared invalid, illegal or unenforceable, the


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remaining provisions will be unaffected by such declaration and will remain valid, binding and enforceable.

     8.6 This AGREEMENT sets for the entire AGREEMENT and understanding between the parties with respect to the subject matter hereof and supersedes all prior negotiations and discussions. No party shall be bound by any conditions, representations and warranties with respect to the subject matter hereof other than those contained in these presents.

     8.7 The parties hereto agree that they will from time to time execute and deliver such other documents and perform such acts and sign such instruments as may be necessary or desirable in order to give full effect to these presents including without restriction the provisions of signatures int he minute book of the Company as well as attending at the offices of the Company's attorney to execute and deliver such documents as may be necessary.

     8.8 Failure by either party to take action against the other shall not affect their respective rights to require full performance of this AGREEMENT at any time thereafter. The waiver by either party of the breach of any provision of this AGREEMENT by the other party shall not operate or be construed as a waiver of any subsequent breach by such party.

     8.9 The parties have requested that this AGREEMENT and any related documents be drafted in English. Les parties aux presents ont exige que ce contrat at les documents y afferents soient rediges en anglais.


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IN WITNESS WHEREOF, the parties have signed on the date and at the place first hereinabove mentioned.


                                        PARTY OF THE FIRST PART



______________________________          ______________________________
     WITNESS


______________________________
     WITNESS


                                        PARTY OF THE SECOND PART

                                        DECTRON INTERNATIONAL INC.


______________________________          Per:___________________________
     WITNESS                                 NESS LAKDAWALA


______________________________
     WITNESS